Candente Resource Corp.

File No. 001-31218

Response to SEC Staff Comments

The following table addresses the Staff’s comments as listed in the SEC Staff’s comment letter dated September 20, 2007 with regards to Candente’s 20-F Annual Report for the year ended December 31, 2006 as filed on April 30, 2007.

Comment Number	Page	Response

1		Page numbers have been included in the Amended 20-F.

2	117	The accounting method regarding Minera CCM S.A. de C.V. has been disclosed in the financial statements.

3	109	The audit report covering the consolidated financial statements as of December 31, 2005 have been added

4	107	The auditor’s report has been revised.

5		The relevant Form 6-K containing the interim financial statements has now been filed on EDGAR.

6	Website	Disclaimers have been added to the website.

7	27-28

The disclosure regarding reserve estimates has been revised. The original resource table has been divided into two new tables. The first contains only measured and indicated resources and the second contains inferred resources. The required Cautionary Notes have been included above each table.

8	28	Additional disclosure regarding the Mineral resources and the relevant factors used to determine the estimates, including economic assumptions, has been added to the text.

9	28	The details of the PAEE have been deleted from the text.

/s/ Joanne Freeze
Joanne Freeze President and CEO